FIRST SOUTH BANK
                      DIRECTOR'S RETIREMENT PLAN AGREEMENT
                  AS AMENDED AND RESTATED DECEMBER 14, 1995

                             ____________________

                                 2003 Amendment
                             ____________________


     WHEREAS, First South Bank (formerly known as "NewSouth Bank" and, prior thereto, "Home Savings Bank, SSB") (the "Bank") has entered into a separate Director's Retirement Plan Agreement (the "Agreement") with each of Directors E. Buckman, Jr., F. Howdy, C. Parker, Jr., F. Holscher, L. Gibbs, Jr., M. T. Singleton and T. Vann (the "Directors"); and

     WHEREAS, each Agreement authorizes the Bank to amend the Agreement with the written approval of the Director; and

     WHEREAS, the Bank has determined that it is in the best interest of the Bank and the Director to amend the Agreement.

     NOW, THEREFORE, the Agreement with each Director is hereby amended by adding the following paragraph at the end of Section 4 thereof:

          Notwithstanding the foregoing provisions of this Section 4, in the event that the Director ceases to serve as a director of the Bank on or after his 55th birthday, and after having completed enough service to become entitled to 100% of the monthly installment payments stated in
     Section 1 of this Agreement, the Director shall be entitled to receive such monthly installment payments. Such payment shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director ceases to serve as a director of the Bank

     WHEREFORE, on this 18th day of December, 2003, the Bank and each Director who is party to an Agreement hereby execute this 2003 Amendment to the Agreement.

ATTEST                                    FIRST SOUTH BANK

                                          By /s/ Linley H. Gibbs, Jr.
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                                          Its Chairman of the Board


                                          DIRECTOR

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Witness                                   Edmund T. Buckman, Jr.

                                          DIRECTOR


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Witness                                   Frederick H. Howdy


                                          DIRECTOR


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Witness                                   Charles E. Parker, Jr.


                                          DIRECTOR


/s/ William L. Wall                       /s/ Marshall T. Singleton
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Witness                                   Marshall T. Singleton


                                          DIRECTOR


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Witness                                   Frederick N. Holscher


                                          DIRECTOR


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Witness                                   Linley H. Gibbs, Jr.


                                          DIRECTOR


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Witness                                   Thomas A. Vann

                      DIRECTOR'S RETIREMENT PLAN AGREEMENT

     THIS DIRECTOR'S RETIREMENT PLAN AGREEMENT (this "Agreement"), made and entered into this ____ day of ____________, 1997, by and between Home Savings Bank, SSB, an institution organized and existing under the laws of the State of North Carolina (the "Bank"), and Marshall Singleton (the "Director").

                              W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further services and assist him in providing for the contingencies of retirement and death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall make certain payments to the Director or his designated beneficiaries;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement maintained to provide deferred compensation benefits for the Director;

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agrees as follows:

     Section 1.  Retirement Benefits.  The Bank agrees that, except as otherwise
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specifically provided herein, upon the later to occur of the Director's 70th birthday and January 1, 2002 (the "Qualifying Date"), the Bank will pay the Director $2,000.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 2.  Pre-Retirement Death Benefits.  Should the Director die while
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serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $2,000.00 per month for a continuous period of 120 months to such beneficiary or beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. Notwithstanding the foregoing, if the Director dies as a result of suicide on or before January 1, 1999, no benefits of whatever nature shall be payable to the Beneficiaries under this Agreement. In the event of the death of the last living Beneficiary before all the unpaid payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under this Agreement but before all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Beneficiary or Beneficiaries. In the event of the death of the last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single a sum to the Director's estate.

     Section 4.  Termination Benefits.  Should the Director voluntarily resign
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as a director prior to the Qualifying Date, he or his Beneficiaries, as applicable, shall be entitled to receive, commencing on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the month in which the earlier of the Director's death or 70th birthday shall occur, the percentage of the amount of the monthly installment payment stated in Section 1 of this Agreement determined under the following table:


                                PERCENTAGE OF MONTHLY INSTALLMENT
                                PAYMENT STATED IN SECTION 1 OF THIS
FULL NUMBER OF YEARS SERVED AS  AGREEMENT TO WHICH DIRECTOR IS
DIRECTOR AFTER JANUARY 1, 1997  ENTITLED
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            1                                  10%
            2                                  20%
            3                                  30%
            4                                  40%
            5                                  50%
            6                                  60%
            7                                  70%
            8                                  80%
            9                                  90%
            10                                100%


          Section 5.  Benefits Not Transferable.  Neither the Director, his
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Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey the right to receive any benefits hereunder.

          Section 6.  Binding Upon Successors.  This Agreement and the Bank's
          ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

          Except as otherwise provided in Section 1, 2, 3 or 4, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a Change in Control as defined in Section 7 hereof, then the provisions of Section 1 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

          Section 7.  Benefits Payable Only From General Corporate Assets;
          ---------   ----------------------------------------------------
Unsecured General Creditors Status of Director.  The payments to the Director or
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his Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

          In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property), in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director, nor any Beneficiary, shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy and shall possess and may exercise all incidents of ownership therein.

          Notwithstanding any other provision of this Agreement that may be contrary or inconsistent herewith, not later than ten business days after a Change in Control (as defined in the last paragraph of this Section 7), the Bank shall (i) deposit in a grantor trust (the "Trust") that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Bank, the Company and any successor to their interest, an amount equal to the present value of all benefits that may become payable under this Agreement, unless the Director has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Director, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

          At any time or from time to time following the Change in Control, the Director may provide the trustee of the Trust with a written schedule directing that the trustee pay to the Director amounts designated in the schedule as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail (return receipt requested). On the fifth business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Director the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Director pursuant to this Agreement, and the costs of such arbitration (including any attorneys' fees incurred by the Director) shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Director and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

          Upon receiving the Director's release of all claims under this Agreement, the trustee of the Trust shall pay to the Bank or its successor in interest the entire balance remaining in the segregated account maintained for the benefit of the Director. The Director shall thereafter have no further interest in the Trust pursuant to this Agreement.

          For purposes of this Agreement, "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding, or power to vote more than 25% of the voting stock of the Bank or NewSouth Bancorp, Inc. (the "Company"), (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          Section 8.  Additional Benefits.  The benefits and rights provided
          ---------   -------------------
under this Agreement are independent of those benefits and rights provided under other agreements between the parties hereto, and shall not affect, reduce or diminish the right of Director to participate in any current or future benefit plan or supplemental compensation arrangement.

          Section 9.  No Contract of Employment.  Nothing contained herein shall
          ---------   -------------------------
be construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates exclusively to supplemental retirement payments for the Director, and is not intended to be an employment or services agreement.

          Section 10.  Amendment.  This Agreement may not be amended, altered or
          ----------   ---------
modified, except by a written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

          Section 11.  Governing Law.  This Agreement, and the rights of the
          ----------   -------------
parties hereunder, shall be governed by and construed in accordance with the laws of the State of North Carolina.

          IN WITNESS WHEREOF, the parties have executed this Director's Retirement Plan Agreement as of the day and year first above written.


                                              HOME SAVINGS BANK, SSB

Attest:

                                              By:
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[Corporate Seal]                              Title:
                                                    ---------------------


                                              DIRECTOR:


                                                                         (Seal)
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                          BENEFICIARY DESIGNATION FORM

As beneficiary to receive any death benefits payable on my behalf from Home Savings Bank, SSB, 1311 Carolina Avenue, Washington, North Carolina 27889, I designate the following:

NAME PRIMARY       DATE OF BIRTH      ADDRESS                RELATIONSHIP

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CONTINGENT, if any

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Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries.

Each amount payable after my death shall be paid exclusively to the Primary Beneficiary if living at the time such payments become due. The right is reserved to the Primary Beneficiary to change contingent beneficiaries after my death. For the purposes of this agreement, the term "contingent beneficiaries" shall include any beneficiary who is not receiving payments. A new Contingent beneficiary may be designated from time to time by filing at the Corporate Headquarters of Home Savings Bank, SSB, 1311 Carolina Avenue, Washington, North Carolina 27889, written notice thereof in such form as the Bank may require. When such notice is received at the Corporate Headquarters of Home Savings Bank, SSB, the change shall be effective on the date the notice was signed, whether or not the Primary Beneficiary is living at the time of the receipt, but without prejudice to Home Savings Bank, SSB on account of any payment made by it before receipt of the written notice at its Corporate Headquarters.

Name of Spouse if not given above:
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Witness:
        ---------------------------------      ---------------------------------
                                               Signature of Employee/Director

Date:
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Note: The original will be retained by Home Savings Bank, SSB, one copy by the Employee/Director and one copy returned to Housley Kantarian & Bronstein, P.C.